UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 8, 2022

SEACOAST BANKING CORPORATION OF FLORIDA
(Exact Name of Registrant as Specified in Charter)

Florida	000-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 COLORADO AVENUE,	STUART	FL	34994
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	SBCF	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SEACOAST BANKING CORPORATION OF FLORIDA

Item 8.01 Other Events

On August 8, 2022, Seacoast Banking Corporation of Florida, a Florida corporation (“Seacoast” or the “Company”) issued a press release announcing that Seacoast and Seacoast’s wholly-owned subsidiary, Seacoast National Bank, a national banking association (“SNB”) have entered into an Agreement and Plan of Merger with Professional Holding Corp. ("Professional"), parent company of Professional Bank. Under the terms of the Agreement and Plan of Merger, Professional Holding Corp. will merge with and into Seacoast, with Seacoast as the surviving company, and Professional Bank, will be merged with and into SNB, with SNB as the surviving bank.

Pursuant to General Instruction F to Form 8-K, a copy of the press release is attached hereto as Exhibit 99.2 and is incorporated into this Item 8.01 by this reference.

Seacoast will also discuss the transaction in a conference call on August 8, 2022 at 10:00 a.m. (Eastern Time). Pursuant to General Instruction F to Form 8-K, the slide show presentation related to the transaction and made available in connection with the conference call is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by this reference, and is also available on Seacoast’s Internet website.

All information included in the press release and the slide show presentation is presented as of the respective dates thereof, and Seacoast does not assume any obligation to correct or update such information in the future.

Additional Information

Seacoast and Professional Holding Corp. will be filing a proxy statement/prospectus relating to the transaction and other relevant documents concerning the transaction with the United States Securities and Exchange Commission (the “SEC”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors will be able to obtain these documents free of charge at the SEC’s website (https://www.sec.gov). In addition, documents filed with the SEC by Seacoast will be available free of charge by contacting Investor Relations at (772) 288-6085.

The directors, executive officers, and certain other members of management and employees of Professional Holding Corp. are participants in the solicitation of proxies in favor of the transaction from the Professional Holding Corp. shareholders.

Important Information for Investors and Shareholders

Seacoast has filed a registration statement on Form S-4 with the SEC in connection with the proposed merger of Apollo Bancshares, Inc. and Apollo Bank with and into Seacoast and Seacoast National Bank, respectively. Seacoast has also filed a registration statement on Form S-4 with the SEC in connection with the proposed merger of Drummond Banking Company and Drummond Community Bank with and into Seacoast and Seacoast National Bank, respectively. The registration statements in connection with the mergers include a proxy statement of Apollo Bancshares, Inc., Apollo Bank and Drummond Banking Company, respectively, and a prospectus of Seacoast. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. We urge investors to read the proxy statements/prospectuses and any other documents to be filed with the SEC in connection with the mergers or incorporated by reference in the proxy statements/prospectuses because they will contain important information.

Investors may obtain (when available) these documents free of charge at the SEC’s website (www.sec.gov). In addition, documents filed with the SEC by Seacoast will be available free of charge by contacting Investor Relations at (772) 288-6085.

Seacoast, Apollo, Drummond, Professional, their respective directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed mergers with and into Seacoast and Seacoast National Bank. Information regarding the participants in the proxy solicitations of each entity and a description of each entity’s direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC.

Cautionary Notice Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is intended to be protected by the safe harbor provided by the same. These statements are subject to numerous risks and uncertainties. These risks and uncertainties include, but are not limited to, the following: failure to obtain the approval of shareholders of each entity in connection with the merger; the timing to consummate the proposed merger; changes in Seacoast’s share price before closing; the risk that a condition to closing of the proposed merger may not be satisfied; the risk that a regulatory approval that may be required for either of the proposed mergers is not obtained or is obtained subject to conditions that are not anticipated; the parties' ability to achieve the synergies and value creation contemplated by the proposed merger; the parties' ability to promptly and effectively integrate the businesses of Seacoast and Professional, including unexpected transaction costs, including the costs of integrating operations, severance, professional fees and other expenses; the diversion of management time on issues related to the merger; the failure to consummate or any delay in consummating the merger for other reasons; changes in laws or regulations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers and employees by competitors; the difficulties and risks inherent with entering new markets; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on each of the entities and the proposed transaction and changes in general economic conditions. For additional information concerning factors that could cause actual conditions, events or results to materially differ from those described in the forward-looking statements, please refer to the factors set forth under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Seacoast's most recent Form 10-K report, Form 10-Q report and to Seacoast's most recent Form 8-K reports, which are available online at www.sec.gov. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Seacoast and Professional.

Item 9.01    Financial Statements and Exhibits

    (c)     Exhibits

Exhibit No.	Description
99.1	Presentation made available in connection with the Conference Call related to the proposed acquisition on August 8, 2022
99.2	Press release dated August 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

Dated: August 8, 2022	/s/ Tracey L. Dexter
Tracey L. Dexter
Chief Financial Officer